Exhibit 32.	Certification Pursuant to 18 U.S.C. Section 1350, As Adopted

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Southeastern Banking Corporation on Form 10-Q for the period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the Report), we, Cornelius P. Holland, III, President & Chief Executive Officer of the Company, and Alyson G. Beasley, Vice President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ CORNELIUS P. HOLLAND, III

Cornelius P. Holland, III, President & CEO

/s/ ALYSON G. BEASLEY

Alyson G. Beasley, Vice President

Date:  November 14, 2003